Exhibit 99.1

Assembly Biosciences, Inc. Corporate Presentation September 26, 2017 Nasdaq: ASMB 1

Cautionary Note Regarding Forward - looking Statements The information in this presentation contains estimates and other forward - looking statements regarding future events, including statements about the clinical and therapeutic potential of our HBV - Cure and Microbiome programs, our ability to receive payments from Allergan Pharmaceuticals International Limited (“Allergan”) under the collaboration agreement, timing of the initiation of and availability of data from our ongoing and planned clinical trials in each of these programs, plans, strategies, milestones, and intentions related to our programs. Certain forward looking statements may be identified by reference to a future period or periods or by use of forward - looking terminology such as “ believe,” “ planned,” “should,” “initiate,” “potential,” “ anticipated,” or “expected.” Such forward - looking statements, which we intend to be covered by the safe harbor provisions contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: the components, timing, cost and results of clinical trials and other development activities involving our product candidates (including those licensed by Allergan); the unpredictability of the nonclinical and clinical development of our product candidates and of the duration and results of regulatory review of those candidates by the FDA and foreign regulatory authorities; our anticipated capital expenditures, our estimates regarding our capital requirements, and our need for future capital; and the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties . These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the heading “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31, 2016 and our Quarterly Report on Form 10 - Q for the quarter ended June 30, 2017 each filed with the Securities and Exchange Commission. It is not possible for Assembly management to predict all risks nor can Assembly assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements Assembly may make. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size. These estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated. Except as required by law, we assume no obligation to update publicly any forward - looking statements, whether as a result of new information, future events or otherwise. 2

3 Assembly Biosciences: Two INNOVATIVE Drug Development Platforms HBV Microbiome • SOC does NOT CURE • Eliminating cccDNA (responsible for viral persistence) • FMT is inadequate as therapy • Establish CpAMs as critical component of HBV curative backbone • Develop oral, synthetic, live biotherapeutics • Prevent replenishment of new cccDNA long enough for established cccDNA to be eliminated • FMT provides clinical POC avenue for strain selection Challenge Opportunity Rationale

Discovery Lead Optimization IND Enabling Phase 1a Phase 1b/2a Phase 2 Discovery Lead Op / Selection IND Enabling Phase 1 b 4 Development Programs in Large Markets with High Unmet Need Microbiome Hepatitis B ABI - H0731 ( CpAM ) ABI - H2158 ( CpAM ) 3 rd CpAM Novel Target Clostridium difficile ( C.diff ) Ulcerative Colitis; ABI - M201 Crohn’s Disease; ABI - M301 Irritable Bowel Syndrome NASH, I/O & Other Gemicel ® (targeted oral delivery system) Clinical POC achieved

Collaborations - Potential to achieve significant milestone - Continue to monetize platform capabilities Microbiome Assets - Advance AGN partnered programs in UC and Crohn’s, IBS - Development of additional portfolio assets (i.e. NASH, I/O) Next Generation CpAMs - ABI - H2158 selected as 2 nd CpAM candidate - Initiate clinical studies - Potential to advance 3 rd CpAM to clinic ABI - H0731 - Complete Phase 1b/2a - Present data at scientific meetings - Initiate Phase 2 - Interim POC data 5 Key Priorities Through 2018 HBV MB HBV MB

H2 2017 ►►► 2018 ►►► 6 Potential Value Drivers: 3+ Months ABI - H0731: Phase 1b Antiviral potency and decrease in viral DNA Third CpAM candidate selection ABI - H0731 : Phase 2a combo w/ nuc Clinical Data Pipeline Progress • KEY Multiple near term milestones AASLD • ABI - H0731: Phase 1a data • Next generation CpAM profiles • Half - life of cccDNA ? Selection of 2 nd CpAM ABI - H2158

H2 2017 ►►► 2018 ►►► 2019 7 Potential Value Drivers Over the Next 18 months ABI - H0731 : Phase 1b Antiviral potency and decrease in viral DNA ABI - H0731 : Phase 2 Longer term effects for cure Establish clinical candidate selection in NASH and I/O Advancement of partnered microbiome programs to significant milestone Establish additional collaborations across both platforms ABI - H0731 : Phase 2a combo w/ nuc Clinical Data Pipeline Progress Collaborations • KEY Opportunity for multiple inflection points from short to long term AASLD Phase 1a data Next generation profiles Half - life of cccDNA ? Initiate clinical studies of ABI - H2158

Hepatitis B: Cure Program Market overview and deficiencies of current treatment Assembly’s HBV Cure Program 8

# HBV: Over 300 Million Chronically Infected Patients Globally

**Low cure rates with current SOC /Vaccines are Preventative but do not cure those who are chronically infected**


Global Prevalence: >300 million
EU Prevalence: ~20 million
Japan Prevalence: ~1.3 million
U.S. Prevalence: ~1.5 million
China Prevalence: ~90 million

**~ 1 Million deaths/year**
Chronic HBV infection results in chronic inflammation and progressive liver damage, potentially leading to liver cirrhosis, HCC and death

Sources: Jidong Jia. HBV HCV epidem & therapy 2013. 2013 http://www.who.int/hepatitis/en/

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Number of HBV patients outnumber HCV + HIV combined with high unmet need for diagnosis and cure 10 Putting the HBV Opportunity into Perspective HCV HBV US Prevalence 3 M 1.2 - 3 M Worldwide Prevalence 160 M 350 M % Diagnosed in US 50% 30% % Diagnosed that are Treated in US 33% 6 - 10% Nature RNA virus DNA virus Challenge Eliminating RNA virus existing in host cytoplasm Eliminating/silencing new and existing cccDNA 2015 US Sales* $ 12.5 B $700 M * GILD master model – Jefferies Research R eport 8.30.17

11 Current Treatment Paradigm is Inadequate to CURE HBV Mechanism of Action Benefits Limitations Nucleo (t)side Analogs • Inhibit DNA polymerase • Knock out replication virus from RNA to DNA (reverse transcription) • 1x daily dosing • Well tolerated • High resistance barrier • Does NOT completely stop replenishment of cccDNA • Most patients must stay on drug for life • No immuno - stimulatory benefits Peg - IFN • Immuno - stimulatory protein which indirectly combats viral replication • Enhances body’s ability to clear or reduce viral load • Highest cure rates (<10%) of currently available therapies • Does NOT completely stop replenishment of cccDNA • Poorly tolerated • Requires weekly injections • Poor response rate Current treatments inadequately reduce cccDNA ; L ow cure rates Deficiencies of current approved therapies

# Thought we had curative therapy in 2005

**Clear evidence that ETV can cure woodchucks based on multiple parameters**

- ETV exhibited potent activity against Woodchuck HBV
- Sustained suppression of viral DNA levels (≥ 8 logs) for 1-3 years with weekly treatment
  - No rebounds or evidence of resistance
- cccDNA levels reduced >4 logs
- Average HBsAg levels reduced 91.3% at 24 month time point



**Unfortunately, this is not what happens in HBV patients with prolonged therapy**

* Historical control. Tennant, et al. Viral Hepatitis and Liver Disease 1988: 462-464
R. Colonno, et al. JID 2001;184:1236-45

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We want what we achieved in woodchucks! 13 Aspirational Objectives for Clinical Cure in Humans • Defined length of treatment to remission • Convenient dosing (QD?) and low pill burden • Excellent safety profile, with minimal side effects • Sustained remission off therapy • Viral DNA replication remains undetectable • Reversal of liver damage, lack of hepatic inflammation • Significant reduction in the risk of future HCC development • Elimination and/or silencing of cccDNA • To achieve clinical cure, therapy must target and prevent new cccDNA generation, and if possible, facilitate the elimination or silencing of existing cccDNA

CpAMs are only modality that stop cccDNA generation HBV Life Cycle: A DNA Virus with Limited Targets cccDNA Generation 14 cccDNA Maintenance

15 Rationale for CpAM Treatment Resulting in Higher Cure Rates? • Inhibit HBV life cycle at several steps • Inhibit cccDNA generation in Primary Human Hepatocytes • cccDNA exhibit a reasonable half - life ( weeks to months) • ASMB CpAMs : Potent with Excellent Drug - Like Characteristics – In Vitro data indicates potency is enough to effect establishment of cccDNA Absolute and Complete Cure Functional Cure Current SOC • Reactivate the host immune response • Decrease in viral antigens • Clearance of cccDNA • By shutting down the replenishment of cccDNA • Natural loss of cccDNA • Control viral replication • Block reverse transcription Potential Curative R egimen = SOC ( nuc ) + CpAM

CpAMs CpAMs Inhibit Several Steps of HBV Life Cycle 16 cccDNA Maintenance cccDNA Generation Nucs & Non - Nucleoside RNA Interference CpAMs cccDNA Maintenance Generate empty aberrant capsid formation – Bind to dimer - dimer interface disrupting formation of functional nucleocapsids Prevent encapsidation of pgRNA and Pol – a pre - requisite for RT activity and generation of rcDNA Prevent maturation of infectious viral particles Prevent trafficking of encapsidated rcDNA to nucleus – inhibiting subsequent conversion to cccDNA Alter phosphorylation levels of Core protein – may also lead to Core protein elimination in infected cells CpAMs ? CpAMs work differently than nuc’s : They target Core protein & stop cccDNA generation CpAMs Cp – Core Protein Pol – Polymerase SgRNA – Subgenomic RNA pgRNA – Pregenomic RNA cccDNA – Covalently Closed Circular DNA rcDNA – Relaxed Circular DNA CpAMs ?

New study shows that the half - life of cccDNA may be shorter than previously believed 17 Measuring the half - life of cccDNA All biological molecules have a half - life, including cccDNA • Longitudinal study conducted on samples (serum and biopsies) from patients with emerging resistance to LVD and TBV • Appearance and enrichment of resistant mutations used as a genetic marker in monitoring populations of viral DNA, pgRNA and cccDNA • Results demonstrated rapid establishment of newly formed cccDNA harboring Nuc - resistant mutations • Significant turnover of wt pgRNA molecules within months suggests that existing cccDNA may decay faster than previously predicted • Little evidence for the maintenance of substantial pools of inactive wt cccDNA in patient samples Data from study to be presented at AASLD, October 2017 in Washington, DC

18 Hepatitis B: Cure Program Market overview and deficiencies of current treatment Assembly’s HBV Cure Program

19 ASMB CpAMs : Potent with Excellent Drug - Like Characteristics Potent and Predictable • Intrinsic potency to significantly inhibit new cccDNA as measured by surrogate markers such as pgRNA and HBsAg • EC 50 – 154 nanomolar potency in Primary Human Hepatocytes (PHH) • 10 - 30x exposure in liver above plasma concentrations in pre - clinical studies • Exposures exceeding targeted potency ranges • Controlled and predictable liver: plasma concentrations Optimal Treatment Regimen • Convenient oral dosing • One pill, Once a day • Highly potent and selective • Good oral bioavailability • Half - life, C max and C min • Metabolically stable in liver hepatocytes to enable maximal sustained inhibition • Limited drug - drug interactions • Well tolerated – good safety profile to enable prolonged dosing

Lead molecule from a deep pipeline of CpAMs 20 ABI - H0731: Candidate Summary Phase 1b/2a currently enrolling Phase 1a Complete: Dose ranging well tolerated in all cohorts Single doses 100 - 1,000 mg, multiple doses 800 mg QD and 800 mg BID x 7 days • Favorable PK profile with a half - life consistent with potential for QD dosing • Well absorbed and associated with plasma concentrations that we believe will be sufficient to suppress viral replication and cccDNA generation • No SAEs , no clinically significant AEs and no withdrawals due to AEs ABI - H0731 Data to be presented at AASLD, October 2017 in Washington, DC

# CpAMs Inhibit cccDNA Generation in Primary Human Hepatocytes

**Viral DNA, pgRNA, HBeAg and HBsAg in Primary Human Hepatocytes**



CpAM ABI-H0731
Nuc - Entecavir
% of Control
Concentration (µM)
Viral DNA
HBeAg
HBsAg
pgRNA

**Primary Human Hepatocytes (PHH)**



ABI-H0731
Entecavir
DMSO
3.3 µM
10 µM
DMSO
100 nM
cccDNA
>1,000x EC50

| Compound | ● Viral DNA | ■ HBeAg | ▲ HBsAg | ▼ pgRNA |
|---|---|---|---|---|
| ABI-H0731 | 154 | 2,210 | 3,000 | 1,840 |
| ETV | <0.1 | Incomplete | Incomplete | Incomplete |

- CpAMs reduced viral HBV DNA levels and known surrogate markers for cccDNA (HBeAg, HBsAg and pgRNA)
- ETV was highly effective at inhibiting HBV DNA levels, but exhibited limited effect on surrogates of cccDNA establishment

Presented at AASLD 2016

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# ABI-H0731: General Clinical Investigational Plan

| Study | Population | Duration | # treated | Expected Endpoint(s) |
|---|---|---|---|---|
| **Phase 1a** | Healthy Volunteers | Single Ascending Multiple Ascending | 48 Healthy Volunteers | Safety/ tolerability and PK |
| **Phase 1b (mono-therapy)** | Viremic patients | 28 Days | Up to ~50 | • Viral Load Decline<br>• Decline in circulating pgRNA |
| **Phase 1b/2a (short term combo-therapy)** | Nuc suppressed HBeAg (+) only | 28 days | Up to ~40 | • Safety in combination with Nuc<br>• Decline in circulating pgRNA |
| **Phase 2 (Long term combo (Design under consideration)** | Nuc suppressed | 6 -12 months therapy; | 100 | • Decline in circulating pgRNA<br>• up to 1 log decline in HBsAg (in E + patients). |

Phase 2/3 development will be determined on outcomes of Phase 2 studies

- Possible scenarios are 6 to 12 month treatment with 6 to 12 month follow up to seek increased cure rate claims
- Early approval scenarios may be feasible if significant viral antigen decline is seen in Phase 2 studies

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Next - generation CpAM selected from proprietary screening 23 ABI - H2158: Candidate Summary Highly Potent while maintaining favorable drug - like characteristics ABI - H2158 expected to enter clinic in 2018 ABI - H2158 Candidate profile to be presented at AASLD, October 2017 in Washington, DC Key Parameters ABI - H2158 AD38 VL EC 50 (µM ) 0.014 HC9AT HBeAg EC 50 (µM ) 0.303 PHH VL EC 50 (µM) 0.023 PHH HBeAg EC 50 (µM) 0.17 Human Liver Microsomes (% remaining 45 min) 91 / 85 CYP Profile (IC 50 µM) All ≥10 Protein Binding (%) 97 Rat PK %F (1 mg/kg) T 1/2 (hr) CL (mL/min/kg ) C max (ng/mL) Oral AUC last (hr*ng/mL ) 50 2.9 2.4 536 3,671

Robust HBV Portfolio Focused on Potential Curative Therapies • Lead product ABI - H0731 completed Phase 1a earlier this year, and initiated Phase 1b/2a in HBV patients • Second CpAM , ABI - H2158 selected to advance to IND enabling studies • Third CpAM in research stage nearing candidate selection 24 HBV Target Discovery Lead Optimization IND Enabling Phase 1a Phase 1b/2a Phase 2 ABI - H0731 ( CpAM ) ABI - H2158 ( CpAM ) 3rd CpAM Novel Target Novel molecules, discovered by Assembly with distinct IP

x CpAMs disrupt viral replication at multiple steps x CpAMs block the generation of new cccDNA molecules (SOC/ nuc’s do not effect cccDNA ) x Multiple distinct and proprietary chemical scaffolds x ASMB CpAMs exhibit a balance of potency AND favorable drug - like properties x ABI - H0731: • Favorable safety and PK properties predictive of QD dosing in patients, • Ongoing Phase 1b study in chronically - infected patients x ABI - H2158: • Second generation candidate exhibits enhanced potency while retaining favorable drug - like properties • Clinical trials expected to initiate in 2018 Investment Summary for ASMB CpAMs Combination of a Nuc + CpAM should show strong antiviral activity, have a high resistance barrier, decrease cccDNA levels and most importantly, has the potential to INCREASE CURE RATES

Microbiome Program 26

27 The Microbiome: Realizing the Promise Infectious diseases GI disorders Oncology Metabolic diseases Neurosciences/CNS POC data has demonstrated that fecal microbiota transplants (FMT) can restore dysbiotic microbiome to health But, FMT is inadequate as a therapy: lack of consistency, not scalable, not controlled, unreliable, poor route of administration safety risk Modulating the gut microbiome has the potential to revolutionize the management of a broad range of therapy areas

28 The Microbiome: Challenges Lack of consistency, not scalable, not controlled, unreliable, poor route of administration Diversity is needed for optimal microbiotic therapeutics Unique microhabitats require targeted delivery • pH • Oxygen • Antimicrobials • Nutrients Strain selection Manufacturing Targeted delivery Mechanisms of disease pathology must be considered in context with environment, genome and microbiota

Our differentiated and fully - integrated platform to deliver synthetic live biotherapeutics (LBT) 29 ASMB Solution: Proprietary Microbiome Platform Strain Selection cGMP Manufacturing Targeted Drug Delivery Rapid Clinical Development Proprietary & scientifically rigorous, rational strain selection methodologies, including: • Human FMT studies • Sequencing and analysis protocols • Pathology - driven mechanisms • In vitro and in vivo models Differentiated Manufacturing Approach • Isolation • Development of appropriate culture media & cultivation conditions • Scale up • GMP cell banking of pure strains and bulk drug substance Gemicel ® delivery technology • Enables targeted delivery to specific regions of the colon • Delivers select strains of vegetative bacteria • Spores • Non - spores Commensal organisms viewed as safe • Potentially shortens time to clinical trials • Robust CMC data

The colon is an attractive site for drug delivery, particularly for microbiotic therapies if they can be delivered reliably. GEMICEL ® : ASMB’s proprietary targeted delivery technology • GRAS ingredients • Manufacturing amenable to biologic products GEMICEL® Capsule First/outer capsule Second/inner capsule for bolus release of API in right colon for bolus release of API in ileum 30

# Assembly and Allergan Enter Microbiome Collaboration

**Significant microbiome platform collaboration with focus on GI disorders**

Collaboration

**Allergan**

assembly biosciences

**Expertise in gastrointestinal drug development and commercialization**

**Expertise in microbiome therapeutics, fully-integrated platform**

**Rights for GI development programs**
- ABI-M201 for Ulcerative Colitis (UC)
- ABI-M301 for Crohn's Disease (CD)
- 2 compounds targeting Irritable Bowel Syndrome (IBS)
- ASMB has limited option to co-promote in US and China

**Financial Highlights**
- $50M upfront payment

**Milestones & Royalties**
- Up to ~$630M in development milestones
- Up to ~$2.15B in commercial milestones
- Tiered royalties up to mid-teens on net sales

**Development Funding**
- $75M R&D funding through POC (shared 2/3 by AGN, 1/3 by ASMB)
- AGN assumes all post-POC development costs

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Summary: AGN/ASMB Microbiome Collaboration • Expedites our efforts into multiple GI indications • Leverages our end - to - end microbiome technology platform • Advances our ability to move microbiome candidates rapidly into clinical development with strategic partners • Aligns with our strategic goals for the company • Leverages both our Microbiome and HBV programs long term financially, commercially, and globally 32 We intend to continue identifying appropriate development and commercial partners to rapidly advance our Microbiome program into other indications Such as Liver disease/NASH, Immuno - oncology, Metabolic diseases, C.diff , CNS, etc.

Capturing the potential of the human microbiome for development of novel therapeutics 33 Microbiome Platform Gastrointestinal Oncology • Immuno - oncology • Colorectal cancer Metabolic Disease • Obesity • Type 2 Diabetes Liver • NASH Leveraging our Microbiome Platform to Expand to Other High - rationale Indications Drug Candidate (Mech. / Indication) Discovery Lead Op / Selection IND Enabling Phase 1b Ulcerative Colitis ABI - M201 Crohn’s Disease ABI - M301 Irritable Bowel Syndrome NASH, I/O & Other Clostridium difficile ( C.diff ) Gemicel ® (targeted oral delivery system) Clinical POC achieved

Company Summary 34

# ASMB Anticipated Milestones and Financial Summary

| 2017 |
|---|
| ✓ Up to $2.8B microbiome collaboration for GI indications |
| ✓ ABI-H0731 dose ranging Ph 1a portion complete |
| ✓ Initiated ABI-H0731 Ph 1b/2a trial |
| ✓ AASLD: 3 abstracts accepted |
| ✓ ABI-H2158 selected as 2nd CpAM clinical candidate |
| ❑ H2: ABI-H0731 Ph 1a safety and PK profile |
| ❑ H2: ABI-H0731 Phase 1b (topline interim) results |
| ❑ H2: 3rd CpAM HBV selection |

| 2018 |
|---|
| ❑ H1: ABI-H0731 Phase 1b data (full) |
| ❑ H1: Initiate Phase 2 trial of ABI-H0731 |
| ❑ H2: POC HBV clinical data expected |
| ❑ H2: Initiate clinical studies of next-generation CpAMs |
| ❑ Select next indications (non-GI) for microbiome |
| ❑ Advancements with collaboration partners in microbiome |

| Nasdaq | Cash, cash equivalents & marketable securities | Shares outstanding | Fully diluted |
|---|---|---|---|
| ASMB | ~$78.6M as of June 30, 2017 | ~17.3M | ~22M |

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Clinical stage company focused on two key INNOVATIVE areas of drug development 36 Assembly Biosciences: Summary Delivering oral, synthetic live biotherapeutics to targeted location Allergan partnership for GI assets, rest of pipeline wholly owned HBV Deep pipeline of CpAMs with potential to achieve CURE Large market opportunity with high unmet need Microbiome Team Industry leaders w/ expertise in drug discovery ; drug development

Thank You 37